SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SEGMENTZ, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SEGMENTZ, INC.

18302 Highwoods Preserve Parkway

Tampa, Florida 33647

April 29, 2005

Dear Fellow Stockholders:

On behalf of the Board of Directors of Segmentz, Inc. we invite you to join us at the Annual Meeting (the “Meeting”) of Stockholders, which will be held at the American Stock Exchange, 86 Trinity Place, New York, NY 10006 on May 17, 2005 at 10:00 a.m. EST.

At the Meeting, you will be asked to (i) elect seven directors of the Company; (ii) ratify the appointment of Pender Newkirk & Company, as independent auditors for the Company for the year ending December 31, 2005; (iii) approve and ratify an amendment and restatement to our Certificate of Incorporation increasing our authorized shares of common stock, par value $0.001 per share (“Common Stock”), from 40,000,000 shares to 100,000,000 shares, and eliminating certain other provisions; (iv) approve and ratify an amendment to our 2001 Stock Option Plan increasing the number of shares of our Common Stock reserved for issuance thereunder from 600,000 shares to 5,600,000 shares; and (v) act upon such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

We hope that you will be able to attend the Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Whether or not you plan to attend, we encourage you to complete, sign, date and return the enclosed proxy as promptly as possible in order that your shares are represented at the Meeting. We look forward to seeing you at the Meeting.

Sincerely,

Allan J. Marshall
Chairman of the Board and Chief Executive Officer

SEGMENTZ, INC.

18302 Highwoods Preserve Parkway

Tampa, Florida 33647

April 29, 2005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 17, 2005

To the Stockholders of Segmentz, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (together with any adjournments or postponements thereof, the “Meeting”) of Segmentz, Inc., a Delaware corporation (the “Company”), will be held at the American Stock Exchange, 86 Trinity Place, New York, NY 10006, on May 17, 2005 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

(1)	To elect a board of seven directors, each to serve a one-year term;

(2)	To ratify the appointment of Pender Newkirk & Company as independent auditors for the Company for the year ending December 31, 2005;

(3)	To approve and ratify an amendment and restatement to our Certificate of Incorporation increasing our authorized shares of common stock, par value $0.001 per share (“Common Stock”), from 40,000,000 shares to 100,000,000 shares, and eliminating certain other provisions;

(4)	To approve and ratify an amendment to our 2001 Stock Option Plan increasing the number of shares of our Common Stock reserved for issuance thereunder from 600,000 shares to 5,600,000 shares; and

(5)	To transact such other business as may properly come before the Meeting.

These items are more fully described in the accompanying Proxy Statement, which is hereby made a part of this Notice of the Meeting of Stockholders. The Board has fixed the close of business on April 29, 2005 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting.

A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 is enclosed. The Report is not a part of the proxy soliciting material enclosed with this Notice.

BY ORDER OF THE BOARD,

Allan J. Marshall
Chairman of the Board and Chief Executive Officer

Tampa, FL

April 29, 2005

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage-prepaid if mailed in the United States) Is Enclosed For That Purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares. Additionally, in order to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

1

PROXY STATEMENT/ANNUAL MEETING OF STOCKHOLDERS OF

SEGMENTZ, INC.

April 29, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement (the “Proxy Statement”) and the accompanying form of proxy are being furnished to the Stockholders (the “Stockholders”) of Segmentz, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of the Company (the “Board”) from holders of its outstanding common stock (the “Common Stock”), for use at the Annual Meeting of Stockholders of the Company (together with any adjournments or postponements thereof, the “Meeting”) to be held at the American Stock Exchange, 86 Trinity Place, New York, NY 10006, on May 17, 2005 at 10:00 a.m., local time. This Proxy Statement, the accompanying form of proxy, and the Annual Report to Stockholders are expected to be mailed to Stockholders of the Company on or about May 3, 2005.

Solicitation

The expense of this solicitation will be borne by the Company. Solicitation will be primarily by use of the mails. Executive officers and other employees of the Company may solicit proxies, without additional compensation, personally and by telephone and other means of communication. The Company will also reimburse brokers and other persons holding Common Stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxies and proxy materials to beneficial owners.

Voting Rights and Outstanding Shares

Stockholders of record as of the close of business on April 29, 2005 (the “Record Date”) will be entitled to vote at the Meeting. Each share of outstanding Common Stock is entitled to one vote. As of the Record Date, there were [26,705,034] shares of Common Stock outstanding.

The presence at the Meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock as of the Record Date will constitute a quorum for transacting business at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the Meeting. Broker non-votes occur when a broker nominee, holding shares in street name for the beneficial owner thereof, has not received voting instructions from the beneficial owner and does not have discretionary authority to vote.

The election of directors requires the plurality vote of the shares of Common Stock present in person or represented by proxy and voting, therefore abstentions, broker non-votes or the failure to either return a proxy or to attend the Meeting will have no affect on the election of directors. The ratification of Pender Newkirk & Company as our independent auditors for the year ending December 31, 2005 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting, therefore abstentions, broker non-votes or the failure to either return a proxy or to attend the Meeting will have no affect on the ratification of Pender Newkirk & Company. The approval and ratification of an amendment and restatement to our Certificate of Incorporation increasing our authorized shares of common stock, par value $0.001 per share (“Common Stock”), from 40,000,000 shares to 100,000,000 shares, and eliminating certain other provisions requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding, therefore, abstentions, broker non-votes or the failure to either return a proxy or to attend the Meeting will have an adverse affect on the approval of the proposal. The approval and ratification of an amendment to our 2001 Stock Option Plan increasing the number of shares of our Common Stock reserved for issuance thereunder from 600,000 shares to 5,600,000 shares requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the

Meeting, therefore abstentions, broker non-votes or the failure to either return a proxy or to attend the Meeting will have no affect on the approval of the proposal.

Revocability of Proxies

The shares of Common Stock represented by proxy will be voted as instructed if received in time for the Meeting. If no instructions are indicated, such shares will be voted in favor of (FOR) (i) each nominee for election as a director specified herein; (ii) the ratification of the appointment of Pender Newkirk & Company, as independent auditors for the Company for the year ending December 31, 2005; (iii) the approval and ratification of an amendment and restatement to our Certificate of Incorporation increasing our authorized shares of common stock, par value $0.001 per share (“Common Stock”), from 40,000,000 shares to 100,000,000 shares, and eliminating certain other provisions; (iv) the approval and ratification of an amendment to our 2001 Stock Option Plan increasing the number of shares of our Common Stock reserved for issuance thereunder from 600,000 shares to 5,600,000 shares; and (v) in the discretion of the proxy holder as to any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. Any person signing and mailing the proxy may, nevertheless, revoke it at any time before it is exercised by written notice to the Company (Attention: Chief Financial Officer, 18302 Highwoods Preserve Parkway, Tampa, Florida 33647), or by attending in person and voting at the Meeting. Attendance at the Meeting, however, will not itself constitute the revocation of a proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

Seven directors, constituting the entire Board, are to be elected at the Meeting and, if elected, will serve until the next Meeting of Stockholders and until their successors have been elected and qualified.

The nominees of the Board are set forth below. All of the current members of the Board have been nominated to continue to serve as directors of the Company. In the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the Board to fill the vacancy. If additional persons are nominated for election as directors, then the proxy holders intend to vote all proxies received by them for the nominees listed below unless instructed otherwise. As of the date of this Proxy Statement, the Company is not aware of any nominee who is unable or who will decline to serve as a director, if elected.

Nominees for Election as Directors

Set forth below are the names, ages, positions and offices held and a brief description of the business experience during the past five years of each person nominated to serve as a director of the Company.

Allan Marshall, age 38, has over eighteen years experience in the transportation and logistics industry. Mr. Marshall founded Segmentz, Inc. in November of 2000 and has since served as the Company’s Chairman and the Chief Executive Officer. Prior to Segmentz, Mr. Marshall founded U.S. Transportation Services, Inc. (“UST”) in 1995, whose main focus was third party logistics. UST was sold to Professional Transportation Group, Inc. in January 2000 and Professional Transportation Group ceased business in November 2000. Prior to 1995, Mr. Marshall served as Vice President of U.S. Traffic Ltd, a Canadian company, where he founded their United States logistics division and had previously founded a successful driver leasing company in Toronto, Ontario, Canada.

Mike Welch, age 42, joined Segmentz, Inc., in September of 2004 as a Director and the President of the Company. Mr. Welch’s primary focus is on developing the organization into a non-asset, premium transportation company. Mr. Welch has been involved in the transportation industry for over twenty years with expertise in the expediting industry. In 1989 Mr. Welch co-founded Express-1, Inc., a Midwest based expedited carrier, which grew to a $30 million dollar company. Mr. Welch has a Bachelor of Science degree in Industrial Marketing from Western Michigan University.

Dennis M. McCaffrey, age 36, is one of the founding partners of Segmentz, Inc. and serves as its Chief Operating Officer and a Director. Mr. McCaffrey served as Chief Operations Officer of US Transportation Services since 1996, prior to joining the Company in November of 2000. Mr. McCaffrey is currently responsible for creating and implementing strategic business plans, designing and managing all sales and marketing programs. Additionally, Mr. McCaffrey has assisted in the development of the Company’s internal software program and formed strategic alliances with partners across all modes of transportation. Mr. McCaffrey has a Bachelor of Science degree in Marketing from University of South Florida and also served in the United States Marine Corps.

Jay N. Taylor, age 56, currently serves as a Director of the Company. Mr. Taylor was recently the co-founding partner of Capital Resource Partners, Inc., an investment-banking firm focused on providing merger and acquisition services to the transportation and logistics industry. From 1979 to 1987, Mr. Taylor was the Vice President of Schneider National, Inc. where he was responsible for marketing, planning and business development at the corporate level for the then $700 million revenue motor carrier. He then became the Senior Vice President for Tri-State Motor Transit, Inc. and acquired the same position at Country Wide Truck Service, Inc. In 1995, Mr. Taylor was founder and became the President and CEO for Ampace Corporation, which is an asset-based, publicly traded transportation company servicing Fortune 500 shippers. Mr. Taylor received his MBA from the University of Iowa in finance and his BS from Iowa State University, concentrating in transportation.

Robert D. Gries, Jr., age 47, currently serves as a Director of the Company. Mr. Gries is the President of Sports Funding, Inc., which specializes in providing bridge loans and mezzanine financing for corporations and real estate projects. He is also a board member and the largest shareholder of arena football’s Orlando Predators. Prior to forming Sports Funding, Mr. Gries was the managing member of an entity which developed the $25 million, 43,000 square foot WWF-New York entertainment facility in Times Square New York. Mr. Gries has previously been a general partner with Beacon Sports Capital, which is an investment-banking firm active in the professional sports industry. Mr. Gries is the former majority owner, President and Chief Executive Officer of the Tampa Bay Storm, an Arena Football franchise that he owned from 1991-1994, and was elected League Executive of the Year in 1993. Prior to that, Mr. Gries was the owner, President and Chief Executive Officer of CIC-Disc Corporation, a computer software company that provided investment and back-office services to the financial industry.

Calvin (“Pete”) R. Whitehead, age 57, currently serves as a Director of the Company. Mr. Whitehead is a retired former President of Atlantic Automotive Components, a joint venture of Ford/Visteon and Venture Industries, in Benton Harbor Michigan. While serving as president from 1995 to 2003, Mr. Whitehead oversaw revenue growth from $18 million to over $90 million. From 1992 – 1995 Mr. Whitehead was the General Manufacturing Manager for Toledo Molding and Die and was responsible for 4 manufacturing plants and corporate quality. From 1967-1992 Mr. Whitehead held various management positions within Ford Motor Company, both in manufacturing and engineering in the U.S. and in Europe. Mr. Whitehead received his Bachelor of Science degree in Business Management from Virginia Polytechnic Institute.

Jim Martell, age 50, currently serves as a Director of the Company. Mr. Martell is the former Chief Executive Officer of SmartMail Services, a $200 million company and one of the United States’ leading flat-sized mail and parcel delivery companies in North America. SmartMail was sold to DHL Global Mail in May of 2004. Jim brings over 20 years of experience in transportation and logistics to Segmentz. As President and Chief Executive Officer of SmartMail since 1999, he guided the company toward reaching its strategic objectives of geographic growth and product expansion. Prior to joining SmartMail, Jim served as Chief Executive Officer for the Americas for Union-Transport Service, where his aggressive strategic direction in the areas of logistics, customer service and international operations resulted in a profitable corporate turnaround. A seasoned veteran in the package delivery market, Jim’s background also includes management experience at both Federal Express and United Parcel Service. Jim holds an International Master of Education (Med) from Brock University and a B.S. in Engineering from Michigan Technological University.

There are no family relationships among any of the executive officers or directors of the Company. No arrangement or understanding exists between any executive officer and any other person pursuant to which any executive officer was selected as an executive officer of the Company. Executive officers of the Company are elected or appointed by the Board and hold office until their successors are elected or until their death, resignation or removal.

Director Attendance at Annual Meetings and Board Meetings

It is our policy that directors are invited and encouraged to attend our Annual Meetings. All directors attended our last Annual Meeting, and are expected to attend the Meeting this year.

During the year ended December 31, 2004, the Board met four times, four of which was by written consent. All Board and committee members attended 75% or more of the meetings. The Board is currently comprised of Allan Marshall, Dennis M. McCaffrey, Jay N. Taylor, James J. Martell, Calvin R. Whitehead, and Robert Gries.

The Audit Committee

The Board has established an audit committee (the “Audit Committee”). The Audit Committee is comprised of Jay N. Taylor, Robert D. Gries, and Calvin R. Whitehead, with Mr. Taylor serving as its Chairman. The members of the Audit Committee are independent as defined by the American Stock Exchange Listing Standards. During the year ended December 31, 2004, the Audit Committee met four times. All members of the Audit Committee attended 75% or more of the meetings. The Audit Committee convenes when deemed appropriate or necessary by its members.

The Company’s Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached hereto as Appendix A to this Proxy Statement.

The primary functions of the Audit Committee are set forth in its charter and include: (i) selecting the independent auditors; (ii) reviewing the results and scope of the audit and other services provided by the Company’s independent auditors, and (iii) reviewing and evaluating the Company’s internal control functions. As an advisory function of the Audit Committee, members also participate in financings, review budgets prior to presentation to the Board of Directors and review budgets vs. actual reports. The members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange Listing Standards. As of the date hereof the Company’s Audit Committee does not have a “Financial Expert,” as defined in Section (e)(2) of Item 401 of Regulation S-B. The Company is actively working to appoint a “Financial Expert” in the current year.

The Audit Committee reports as follows:

(i)	The Audit Committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2004 with the Company’s management;

(ii)	The Audit Committee discussed with Pender Newkirk & Company (“Pender Newkirk”) the Company’s independent auditors for the year ending December 31, 2004, the matters required to be discussed by Statement of Accounting Standards 61;

(iii)	The Audit Committee received the written disclosures and the letter from Pender Newkirk required by Independent Standards Board Standard No. 1 Independence Discussions with Audit Committees and has discussed Pender Newkirk’s independence with representatives of Pender Newkirk; and

(iv)	Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Members of the Audit Committee: Jay N. Taylor, Robert D. Gries, and Calvin R. Whitehead.

The Compensation Committee

In 2004, the Board established a compensation committee (the “Compensation Committee”), which is currently comprised of Jay Taylor, Jim Martell and Calvin R. Whitehead. The members of the Compensation Committee are independent as defined in Section 121(A) of the American Stock Exchange Listing Standards. During 2004, the Compensation Committee met three times, three of which were by written consent. All members of the Compensation Committee attended at least 75% of the meetings. The Compensation Committee convenes when deemed appropriate or necessary by its members. The responsibilities of the Compensation Committee include the following:

•	Overseeing our compensation and benefit plans, including incentive compensation and equity-based plans;

•	Evaluating the compensation provided to our directors;

•	Conducting the annual evaluation by our Board of Directors of the Chief Executive Officer;

•	Evaluating the performance of all other executive officers; and

•	Setting the compensation level of our Chief Executive Officer and all of our other executive officers based on an evaluation of each executive’s performance in light of the goals and objectives of our executive compensation plans.

The Nominating Committee

In 2005, the Board established a nominating committee (the “Nominating Committee”), which is currently comprised of Jay Taylor, Calvin R. Whitehead and Jim Martell. The members of the Nominating Committee are independent as defined in Section 121(A) of the American Stock Exchange Listing Standards. During 2004, the Nominating Committee did not meet. The Nominating Committee convenes when deemed appropriate or necessary by its members. The Nominating Committee performs the following functions:

•	Recommending individuals qualified to serve as directors of the Company to the Board of Directors for the approval by a majority of the independent directors;

•	Recommending to the Board of Directors, directors to serve on committees of the Board of Directors;

•	Advising the Board of Directors with respect to matters relating to the composition, procedures and committees of the Board of Directors;

•	Developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company and overseeing corporate governance matters generally; and

•	Overseeing the evaluation of individual directors and the Board of Directors as a whole.

The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the person’s ownership of our common stock, including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board of Directors.

The stockholder recommendation and information described above must be addressed to our Chief Financial Officer at 18302 Highwoods Preserve Parkway, Tampa, Florida 33647, and must be received by our Chief Financial Officer not less than 120 days prior to the anniversary date of our most recent annual meeting of stockholders. If, however, we did not hold an annual meeting the previous year, or if the date of the annual meeting to which the recommendation applies has been changed by more than 30 days from the anniversary date of our most recent annual meeting of stockholders, then the recommendation and information must be received not later than the close of business on the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made, whichever occurs first.

All director candidates recommended by the Nominating Committee must be consistent with the Board of Directors’ criteria for selecting directors. These criteria include the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board of Directors’ ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board of Directors to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or AMEX listing requirement. In addition, the Nominating Committee examines, among other things, a candidate’s ability to make independent analytical inquiries, understanding of our business environment, potential conflicts of interest, independence from management and the Company, integrity and willingness to devote adequate time and effort to responsibilities associated with serving on the Board of Directors.

The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board of Directors — for example, retirement as a senior executive of a public company. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board of Directors may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Stockholder Communication with the Board

The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board of Directors (or the non-management directors as a group) or any committee of the Board of Directors by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Chief Financial Officer, 18302 Highwoods Preserve Parkway, Tampa, Florida 33647.

All communications received as set forth in the preceding paragraph will be opened by the office of our Chief Financial Officer for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, the Chief Financial Officer’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the correspondence or e-mail is addressed.

Executive Officers

Set forth below is the name, age, positions and offices held and a brief description of the business experience during the past five years of the Company’s sole executive officer who is not also a director or director nominee.

Andrew J. Norstrud, age 31, joined Segmentz in May of 2003, and serves as the Company’s Chief Financial Officer. Mr. Norstrud has both public accounting and private industry experience and was most recently an assurance manager with Grant Thornton LLP; specializing in fast growth, middle market companies. In addition Mr. Norstrud worked for Coopers & Lybrand and was the controller of Aerosonic. As well as financial experience, Mr. Norstrud has experience in computer assurance services and computer system operations. Mr. Norstrud earned a Master of Accounting with a systems emphasis from the University of Florida and is a Florida licensed Certified Public Accountant.

Beneficial Ownership of Management and Certain Beneficial Owners

The following table sets forth information known to us, as of March 31, 2005, relating to the beneficial ownership of shares of common stock by:

•	each person who is known by us to be the beneficial owner of more than 5% of the Company’s outstanding common stock;

•	each director;

•	each executive officer; and

•	all executive officers and directors as a group.

Under securities laws, a person is considered to be the beneficial owner of securities owned by him (or certain persons whose ownership is attributed to him) or securities that can be acquired by him within 60 days, including upon the exercise of options, warrants or convertible securities. The Company determines a beneficial owner’s percentage ownership by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable within 60 days, have been exercised or converted.

Except with respect to beneficial ownership of shares attributed to the named person, the following table does not give effect to the issuance of shares in the event outstanding common stock purchase warrants are exercised.

The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of Segmentz, Inc., 18302 Highwoods Preserve Parkway, Suite 100 Tampa, Florida 33647.

Name/Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Allan Marshall (1)	3,236,161	11%
Andrew J. Norstrud (2)	308,000	1%
Mike Welch (7)	1,729,857	6%
Dennis M. McCaffrey (3)	300,000	1%
Robert Gries (6)	188,639	*
Barron Partners, LP (4)	4,036,667	13%
Peter Lynch Foundation (8)	2,146,214	7%
Jay Taylor (9)	50,000	*
Jim Martell (10)	150,000	*
Executive Officers and Directors (as a group of 7)	5,962,657	20%

*	Less than one percent

(1)	Mr. Marshall is the Company’s Chairman, Chief Executive Officer and a Director. Includes 100,000 shares underlying common stock purchase warrants exercisable at $1.25 per share, and 8,285 shares of common stock held by Mr. Marshall’s wife Christine Otten. Mr. Marshall disclaims any beneficial interest in the shares owned by his wife Christine Otten.

(2)	Mr. Norstrud is the Company’s Chief Financial Officer. Includes 270,000 shares underlying common stock purchase warrants exercisable from $1.15 to $1.45 per share.

(3)	Mr. McCaffrey is the Company’s Chief Operating Officer and a Director. Includes 200,000 shares underlying common stock purchase warrants exercisable from $1.25 to $1.40 per share.

(4)	Andrew Worden has investment and voting control over the shares of common stock beneficially owned by Barron Partners, LP. Includes 1,150,000 shares underlying common stock purchase warrants exercisable at $1.00 per share until September 22, 2008.

(6)	Mr. Gries is a Director. Includes 50,000 shares underlying common stock purchase warrants exercisable at $1.40 per share until February 11, 2009.

(7)	Mr. Welch is the Company’s President and a Director. Includes 1,694,857 shares underlying common stock purchase warrants exercisable from $1.40 to $1.75 per share.

(8)	Mr. Peter Lynch has investment and voting control over the shares of common stock beneficially owned by the Peter Lynch Foundation. Includes 85,714 shares underlying common stock purchase warrants exercisable at $2.20 per share until April 30, 2009.

(9)	Mr. Taylor is a Director. Includes 50,000 shares underlying common stock purchase warrants exercisable at $1.40 per share until February 11, 2009.

(10)	Mr. Martell is a Director. Includes 150,000 shares underlying common stock purchase warrants exercisable at $1.25 per share until January 10, 2010.

Employment Contracts

The Company entered into an employment agreement with Allan Marshall, the Company’s Chief Executive Officer, on November 15, 2001, which terminates on November 15, 2006. The agreement shall be automatically extended for an additional one-year period after the initial term unless at least 30 days prior to the termination date either the Company or Mr. Marshall give written notice to the other that the employment agreement will not be renewed. In addition to auto, cellular and other expense allowances, Mr. Marshall’s starting base salary was $150,000 under the terms of the agreement, with provisions for annual increase in base salary of ten percent each year. Mr. Marshall may also be eligible to receive an annual bonus based on the Company’s financial performance in the form of stock options and cash not to exceed 15% of his base salary.

In September 2003, the Company entered into an employment agreement with Dennis M. McCaffrey, the Company’s Chief Operations Officer, which terminates December 31, 2006. In addition to auto, health and cellular phone reimbursement, this agreement will provide for an annual base salary of $96,250 and a bonus based on certain criteria, subject to board approval.

In July 2004, the Company entered into an employment agreement with Andrew J. Norstrud, the Company’s Chief financial Officer, which terminates July 2009. In addition to auto, health and other reasonable expense reimbursement, this agreement provides for a salary of $125,000 with annual increases in salary and bonuses at the discretion of the Board of Directors. The agreement also provided for 150,000 options at a price of $1.45 per share and vest over a two-year period.

In August of 2004, the Company entered into an employment agreement with Mike Welch, the Company’s President, which terminates August 2008. In addition to auto, health and other reasonable expense reimbursement, this agreement provides for a salary of $125,000 with annual increases of $10,000 per year and bonuses based on certain criteria, subject to board approval. The agreement also granted 500,000 options at a price of $1.45 per share and vest over a four-year period.

Executive Compensation

The following table sets forth a summary of the compensation paid for the three fiscal years ended December 31, 2004 to or for the benefit of the Company’s Chief Executive Officer and the Company’s four most highly compensated executive officers whose total annual salary and bonus compensation exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards			All Other Compensation
Name and Principal Position		Salary		Bonus	Restricted Stock Awards	Number of Options

Allan J. Marshall, Chairman and Chief Executive Officer	2004 2003 2002	$ $ $	200,000 150,000 120,000	— — —	— — —	100,000 —	(1)	$12,000 — —

Andrew J. Norstrud Chief Financial Officer	2004		$104,000	— — —	— — —	150,000	(2)	$3,000 — —

Dennis M. McCaffrey Chief Operations Officer	2004 2003 2002	$ $ $	97,000 96,250 75,000	— — —	— — —	100,000 — 100,000	(3) (1)	$7,200 — —

(1)	For previous years at strike price of $1.25 per share

(2)	Strike price of $1.45 per share

(3)	Strike price of $1.40 per share

Compensation of Non-Employee Directors

The Company’s Board appoints the executive officers to serve at the discretion of the Board. Directors who are also employees receive no compensation for serving on the Board. The Company’s non-employee directors receive options to purchase shares of common stock at the market price on the date they are granted, reimbursement of expenses incurred consequential to their service and additional options at each anniversary of service. In addition beginning in 2005 all non-employee board members will receive $1,500 for attending each meeting and will receive $5,000 for serving as chairman of any committee.

Option Grants in Last Fiscal Year

The following table sets forth information concerning the Company’s grant of options to purchase shares of the Company’s common stock and stock appreciation rights (“SARs”) during the fiscal year ended December 31, 2004, to the Company’s Chief Executive Officer and to each of the Company’s executive officers who earned more than $100,000 during the fiscal year ended December 31, 2004:

Name/Position	Granted (#)		Number of Securities Underlying Options/SARs Year	Percent of Total Options/ SARs Granted To Employees In Fiscal ($/Sh)		Exercise Or Base Price		Expiration Date
Allan Marshall, CEO			—	—

Andrew J. Norstrud, CFO	20,000 100,000 150,000	(1) (1)	—	3 14 20	% % %	$ $ $	1.15 1.40 1.45	1/4/2009 1/4/2009 7/12/2009

Dennis McCaffrey, COO	100,000		—	14%			$1.40	9/4/2009

(1)	120,000 options granted for prior year service, prior to being appointed as Chief Financial Officer.

Option Exercises and Holdings

The following table contains information with respect to the exercise of options to purchase shares of common stock during the fiscal year ended December 31, 2004, of the Company’s Chief Executive Officer and to each of the Company’s executive officers who earned more than $100,000 during the fiscal year ended December 31, 2004:

Name/Position	Value of Unexercised In-The-Money Options/SARs At FY-End ($) Unexercised / Exercisable/(#)	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs FY-End (#) Exercisable/ Unexercisable
Allan Marshall, CEO	$25,000	—	—	100,000
Andrew J. Norstrud, CFO	$24,500	—	—	270,000
Dennis McCaffrey, COO	$35,000	—	—	200,000

Certain Relationships and Related Transactions

The Company utilizes the services of tractor owner-operators that are employed by Bryant Plastics, a stockholder in the Company. The Company’s agreement with Bryant Plastics is identical to its agreement with any other independent owner-operators, and Bryant receives payment terms and percentages that are identical to other agreements with unrelated entities. The Company believes these terms to be equitable and fair and believes that these transactions are treated in the normal course of business as if Bryant had no relationship with the Company other than that of an owner-operator.

In October 2003, the Company entered into an agreement to sell several owned vehicles to Bryant Plastics, Inc., resulting in a gain on sale of $76,000. In this transaction, Bryant exchanged 90,000 shares of stock at $1.40 per share in exchange for clear title to several tractors that had been purchased by Segmentz previously.

In July 2003, the Company consented to utilize “best efforts” to retire all preferred shares by fiscal year end. In concert with this agreement, the Company’s officers entered into negotiations with the CEO of the Company that resulted in the purchase of 414,923 shares of preferred series A stock for the price of $.58 per share, a total of $240,655. Because the purchase price of these shares had been set at $1.00 at the time of their issuance resulting from them having been converted from debt at face value, this purchase resulted in a gain for the Company in the amount of $174,268.

In August of 2004, the Company acquired Express-1, Inc. and agreed to purchase the building located at 429 Post Road, Buchanan, MI 49107 for $850,000 in cash or through the assumption of the current mortgage and cash. The Company also agreed to rent the building on a month-to-month basis, for monthly rental payments of ten thousand ($10,000) dollars on a triple net basis until the purchase is completed. For the year ended December 31, 2004 rent in the amount of approximately $50,000 was paid as rent for the building.

In February 2003, the Company entered into a note with Sports Funding, Inc. for a term of eighteen months. The note was for $250,000, at an interest rate of 12% per annum plus an origination fee of $5,000 and 250,000 three-year warrants at $1.01 per share. In addition to all assets of the Company, tangible or intangible, collateralizing the loan, the Chief Executive Officer and the Chief Financial Officer personally pledged a security interest in all the Segmentz, Inc. common stock and preferred stock owned by them. Interest was payable monthly with the entire principle balance being due at the end of eighteen months.

In April 2003, the above agreement was amended to increase the borrowed amount by $100,000. The terms of the loan were the same as above with an additional 100,000 three-year warrants issued at a price of $1.15 per share. All of the warrants were callable by the Company if the last sale price of the common stock is at least 166.6% of the then current exercise price for 10 consecutive trading days.

In consideration for accelerating the due date from August 2004 to February 2004, Sports Funding forgave approximately $98,800 of the outstanding principle. For the year ended December 31, 2003 the gain on the forgiveness of debt was recognized as other income. Subsequent to Segmentz, Inc. paying off the debt, the President of Sports Funding, Inc. was nominated and accepted a position on the Board of Directors.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information, as of December 31, 2004, with respect to the Company’s stock option plan under which common stock is authorized for issuance, as well as other compensatory options granted outside of the Company’s stock option plan.

Equity Compensation Plan Information

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	600,000	$1.32	0
Equity compensation not related to plans approved by security holders	325,000	$1.66	0

Total	925,000	$1.44	0

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (“SEC”) and any securities exchanges on which the equities of the Company trade, initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of forms filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and written representations from certain reporting persons, the Company believes that during 2004 all reporting persons timely complied with all filing requirements applicable to them.

Board Recommendation

For the reasons outlined above, the Board recommends a vote FOR each nominee standing for election to the Board of Directors.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Pender Newkirk to serve as the Company’s independent accountants for the year ending December 31, 2005. Representatives of Pender Newkirk are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions. Pender Newkirk served as the Company’s independent accountants for the year ended December 31, 2004.

Audit Fees

The aggregate fees billed for professional services rendered by Pender Newkirk for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q were $120,000 for the year ended December 31, 2004, and were $69,000 for the year ended December 31, 2003. The foregoing fees were incurred with respect to professional services that are normally provided by our auditors. In connection with statutory and regulatory filings or engagements, such services are rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services.

Audit-Related Fees

The Company did not incur any fees for professional services rendered by Pender Newkirk for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees” above for the year ended December 31, 2004, or for the year ended December 31, 2003.

Tax Fees

The aggregate fees billed for professional services rendered by Pender Newkirk for tax compliance, tax advice, and tax planning were $24,000 for the year ended December 31, 2004, and were $6,000 for the year ended December 31, 2003. The foregoing fees were incurred with respect to professional services provided in connection with tax compliance, advice and planning. These services include assistance regarding federal, state and international tax compliance, assistance with tax reporting requirements and audit compliance, and mergers and acquisitions tax compliance.

All Other Fees

The Company did not incur any fees, in addition to those set forth above, for other services rendered by Pender Newkirk to the Company for the year ended December 31, 2004.

Miscellaneous

The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditors’ annual engagement letter including proposed fees and all audit and non-audit services provided by the independent auditors. Accordingly, all services described under “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved by our Audit Committee. The Audit Committee may not engage the independent auditors to perform the non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and authority delegated in such manner must be reported at the next scheduled meeting of the Audit Committee.

Board Recommendation

The Board recommends that the Stockholders vote FOR the ratification of the appointment of Pender Newkirk as the Company’s independent accounts for the year ending December 31, 2005.

PROPOSAL 3

AMENDMENT AND RESTATEMENT OF OUR

CERTIFICATE OF INCORPORATION

Amendments set forth in the Amendment

The Amendment and Restatement of our Certificate of Incorporation (the “Amendment”), a copy of which is attached hereto as Appendix B, if approved and ratified by our stockholders, and upon filing with the Secretary of State of the State of Delaware, will effectuate the following amendments to our current Certificate of Incorporation:

Increase in Authorized Common Stock

Pursuant to the terms of the Amendment the shares of Common Stock we are authorized to issue and have outstanding at any time shall be increased from 40,000,000 shares to 100,000,000 shares.

The Company proposes to utilize the additional shares of authorized Common Stock provided for in the Amendment, from time to time, as the need may arise, in connection with future opportunities for expanding the Company’s business through investments or acquisitions, equity financing, management incentive plans, employee benefit plans, and for other purposes.

Authorized but unissued shares of the Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company’s stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

The Amendment will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in us or proportionate voting power unless and until additional shares of Common Stock authorized through the Amendment are issued.

The Amendment will have the following effect upon the shares of our Common Stock outstanding and the number of authorized and unissued shares of our Common Stock:

•	The number of shares of our Common Stock owned by each stockholder will remain the same;

•	The number of shares of Common Stock we are authorized to issue will increase to 100,000,000 shares;

•	The par value of the Common Stock will remain $0.001 per share;

•	The stated capital on our balance sheet attributable to the Common Stock will remain the same, as will the additional paid-in capital account.

Deletion of Preferred Stock Designations

Our current Certificate of Incorporation contains designations of preferences of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series A-1 Preferred Stock, and Series B-1 Preferred Stock, which constitute all of our preferred stock designations. All such designations have been deleted from the Amendment and upon the filing of the Amendment will no longer be contained within our Certificate of Incorporation. As of the date hereof we do not have any shares of preferred stock issued and outstanding. All shares of our preferred stock that were at one time issued and outstanding have been redeemed, cancelled, or converted to other securities. The DGCL contemplates the deletion of preferred stock designations through the filing of amended and restated certificates of incorporation. We believe that the deletion of such designations from our Certificate of Incorporation will simplify our Certificate of Incorporation and make it more concise.

Deletion of Provisions Setting Forth Name of Incorporator and Initial Director

Our current Certificate of Incorporation contains provisions setting forth the name of our Incorporator as well as the name of our Initial Director. All such references to our Incorporator and Initial Director have been deleted from the Amendment and upon the filing of the Amendment will no longer be contained within our Certificate of Incorporation. The foregoing provisions are no longer relevant to the Company, and the deletion of such provisions from our Certificate of Incorporation will simplify our Certificate of Incorporation and make it more concise. The DGCL contemplates the deletion of such provisions through the filing of amended and restated certificates of incorporation.

Deletion of Provision that Directors need not be Elected by Written Ballot

Our current Certificate of Incorporation contains a provision which provides that our directors need not be elected by written ballot. All such references have been deleted from the Amendment and upon the filing of the Amendment will no longer be contained within our Certificate of Incorporation. Our directors may be elected without a written ballot whether or not said provision is contained in our Certificate of Incorporation, and therefore said provision need not be included in our Certificate of Incorporation. We believe the deletion of such provision from our Certificate of Incorporation will simplify our Certificate of Incorporation and make it more concise.

Deletion of the Provision Electing Not to be Governed by DGCL Section 203

Our current Certificate of Incorporation contains a provision providing that we have elected not to be governed by Section 203 of the DGCL. Section 203 of the DGCL provides generally that, unless exempted by one or more of several “outs” set forth in the Section, interested stockholders (generally holders of 15% or more of the corporation’s voting stock) are precluded from engaging in “business combinations” with their corporation for three years after becoming interested stockholders. Business combinations are self-dealing transactions of a type which increases the beneficial interest of the interested stockholder in the corporation’s outstanding stock or assets disproportionately in relation to other stockholders. The archetypical business combination is the freeze-out merger, although the scope of the coverage provided by the Section extends to a broad spectrum of transactions having the potential of a similar economic effect (e.g. mergers, purchases of assets, leases, mortgages or other pledges, transfers or other dispositions of property, issuances of stock, etc.). The three-year period is intended to preclude offers which depend upon quick access to corporate assets for financing.

The election to not be governed by DGCL Section 203 has been deleted from the Amendment and upon the filing of the Amendment will no longer be contained within our Certificate of Incorporation. Therefore, we will, upon the filing of the Amendment, be governed by DGCL Section 203.

We believe that it is in the best interests of the Company to be governed by DGCL Section 203 because the Section regulates the conduct of tender offerors once they obtain control of a corporation. In so doing, the Section discourages the making of “abusive tender offers,” i.e. hostile tender offers which bypass management, are underfinanced and arguably underpriced, and are dependent for viability upon quick utilization of the Company’s assets for financing purposes. Through the application of Section 203 we hope to require would-be tender offerors to make only offers that are well-financed and fairly priced, thereby protecting the long term interests of our stockholders and employees.

Manner of Effecting the Amendment

The Amendment will be effected by the filing of the Amendment and Restatement of the Certificate of Incorporation with the Secretary of the State of Delaware. The Amendment will become effective on the Effective Date.

No Rights of Appraisal

Under the Delaware Corporation Law, our dissenting stockholders are not entitled to appraisal rights with respect to the Amendment, and we will not independently provide our stockholders with any such right.

Certain Federal Income Tax Consequences

We believe that the federal income tax consequences of the Amendment to holders of our Common Stock will be as follows:

•	No gain or loss will be recognized by a stockholder upon the Effective Date of the Amendment.

•	The aggregate tax basis of shares of our Common Stock will not be affected by the Amendment.

•	The holding period of shares of our Common Stock after the Amendment will remain the same as the holding period prior to the Amendment.

Our beliefs regarding the tax consequence of the Amendment are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities.

The state and local tax consequences of the Proposals may vary significantly as to each stockholder, depending upon the state in which he or she resides.

The foregoing summary is included for general information only. Accordingly, stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the Proposals.

Board Recommendation

For the reasons outlined above, the Board recommends a vote FOR the proposal to approve and ratify an amendment and restatement to our Certificate of Incorporation increasing our authorized shares of Common Stock from 40,000,000 shares to 100,000,000 shares, and eliminating certain other provisions.

PROPOSAL 4

AMENDMENT TO OUR 2001 STOCK OPTION PLAN

TO INCREASE THE SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE

THEREUNDER FROM 600,000 SHARES TO 5,600,000 SHARES

The Company has proposed that the Company’s 2001 Stock Option Plan be amended such that the number of shares of Common Stock available for issuance under the 2001 Stock Option Plan be increased from 600,000 shares to 5,600,000 shares.

The 2001 Stock Option Plan was approved by the Company’s stockholders on November 1, 2001. The 2001 Stock Option Plan provides for the issuance of stock options and the grant of restricted stock awards. The Company has in the past, and if this proposal is approved by the stockholders, expects to continue in the future, to issue awards under the 2001 Stock Option Plan to attract qualified individuals to become employees (management and otherwise) and non-employee directors of the Company, and to ensure the retention of said individuals.

Currently, all 600,000 shares of Common Stock available for issuance under the 2001 Stock Option Plan have been issued.

Board Recommendation

For the reasons outlined above, the Board recommends a vote FOR the proposal to approve and ratify an amendment to our 2001 Stock Option Plan increasing the number of shares of our Common Stock reserved for issuance thereunder from 600,000 shares to 5,600,000 shares.

OTHER MATTERS

The Board does not know of any other matters that may come before the Meeting. If any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS

Proposals of Stockholders intended to be presented at the Company’s Meeting of Stockholders for the year ending December 31, 2005, must be received by the Company no later than April 17, 2005, in order to be included in the proxy statement and the proxy relating to that Annual Meeting.

Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Stockholders who attend the Meeting may vote their shares personally even though they have sent in their proxies.

By Order of the Board,

Allan Marshall
Chairman of the Board and Chief Executive Office

Tampa, Florida

April 29, 2005

SEGMENTZ, INC.

AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of:

•	the integrity of the Company’s financial statements;
•	the Company’s compliance with legal and regulatory requirements;
•	the independent auditor’s qualifications and independence; and
•	the performance of the Company’s internal audit function and independent auditors.

Structure and Membership Number.

The Audit Committee shall consist of at least three members of the Board of Directors.

Independence. Except as otherwise permitted by the applicable rules of The Nasdaq Stock Market and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder), the majority of the members of the Audit Committee shall be “independent” as defined by such rules and Act.

Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. At least one member of the Audit Committee shall be a “financial expert” (as defined by applicable SEC rules).

Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any compensation from the Company other than director’s fees.

Selection and Removal.

Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment.

Oversight of Independent Auditors

Selection. The Audit Committee shall have the sole authority to appoint, determine funding for, and oversee the independent auditors as set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder).

Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall engage in an active dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

Compensation. The Audit Committee shall be directly responsible for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

Pre-approval of Services. The Audit Committee shall pre-approve all auditing services, which may entail providing comfort letters in connection with securities underwritings, and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder)) to be provided to the Company by the independent auditor. The Audit Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Audit Committee of any non-audit services to be performed by the independent auditor.

Oversight. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall be directly responsible for oversight of the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate:

Obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934 regarding:

•	critical accounting policies and practices;
•	alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and
•	other material written communications between the independent auditor and Company management.

Review of Audited Financial Statements

Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

Audit Committee Report. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

Review of Other Financial Disclosures

Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

Oversight. The Audit Committee shall coordinate the Board of Director’s oversight of the Company’s internal accounting controls, the Company’s disclosure controls and procedures and the Company’s code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Related-Party Transactions. The Audit Committee shall review and, prior to the Company’s engaging in such transaction, must approve all related-party transactions.

Procedures and Administration

Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Independent Advisors. The Audit Committee shall have the authority to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

APPENDIX B

CERTIFICATE OF AMENDMENT AND RESTATEMENT TO THE CERTIFICATE OF INCORPORATION

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SEGMENTZ, INC.

Segmentz, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby submit this Amended and Restated Certificate of Incorporation, duly adopted pursuant to Section 242 and Section 245 of the General Corporation Law of the State of Delaware (the “DGCL”), for the purpose of amending and restating the Corporation’s Certificate of Incorporation, which was originally filed with the Secretary of State of the state of Delaware on May 8, 2000 under the name RAS Acquisition Corp. The text of the amended and restated Certificate of Incorporation, which has been adopted by written consent of the Board of Directors pursuant to Section 141 of the DGCL in November, 2004, and by the affirmative vote of the holders of a majority of the issued and outstanding capital stock of the Corporation at the Corporation’s Annual Meeting pursuant to Section 212 of the DGCL on May 17, 2005, is as follows:

ARTICLE I

CORPORATE NAME

The name of this Corporation shall be: SEGMENTZ, INC.

ARTICLE II

PRINCIPAL OFFICE AND MAILING ADDRESS

The principal office and mailing address of the Corporation is 18302 Highwoods Preserve Parkway, Tampa Florida 33647.

ARTICLE III

NATURE OF CORPORATE BUSINESS AND POWERS

The general nature of the business to be transacted by this Corporation shall be to engage in any and all lawful business permitted under the laws of the United States and the State of Delaware.

ARTICLE IV

CAPITAL STOCK

The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be One Hundred Million (100,000,000) shares of Common stock, par value $0.001 per share, and Ten Million (10,000,000) shares of Preferred

Stock, par value $0.001 per share. Series of Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional, or other rights, including voting rights, qualifications, limitations, or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of preferred stock as adopted by the Board of Directors pursuant to the authority in this paragraph given.

ARTICLE V

TERM OF EXISTENCE

This Corporation shall have perpetual existence.

ARTICLE VI

REGISTERED AGENT AND

REGISTERED OFFICE IN DELAWARE

The street address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801. The name of the registered agent of the Corporation at such address is the Corporation Trust Company.

ARTICLE VII

BOARD OF DIRECTORS

The Board of Directors of the Corporation shall consist of at least one member and no more than nine members, each of whom shall be a natural person. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time by, or in the manner provided in, the Bylaws of the Corporation.

ARTICLE VIII

INDEMNIFICATION

The Corporation shall indemnify any person who was, is or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the DGCL, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article VIII is in effect. Any repeal or amendment of this Article VIII shall be prospective only and shall not limit the rights of any such director or officer of the obligations of the Corporation with respect to any

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claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article VIII. Such right shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the DGCL, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the DGCL, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor as actual determination by the Corporation (including its board of directors or any committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement, or otherwise.

Without limiting the generality of the foregoing, to the extent permitted by then applicable law, the grant of mandatory indemnification pursuant to this Article VIII shall extend to proceedings involving the negligence of such person.

The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

As used herein, the term “proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such action, suit or proceeding, and any inquiry or investigation that could lead to such action, suit or proceeding.

The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under Section 145 of the DGCL.

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ARTICLE IX

LIABILITY OF DIRECTORS

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper benefit. Any repeal or amendment of this Article IX by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article IX, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including, without limitation, any subsequent amendment to the DGCL.

ARTICLE X

BYLAWS

The directors of the Corporation shall have the power to adopt, amend and repeal the bylaws of the Corporation without the consent or vote of the stockholders.

ARTICLE XI

CUMULATIVE VOTING

Cumulative voting with respect to the election of directors is expressly prohibited.

ARTICLE XII

RELATED PARTY TRANSACTIONS

No contract or transaction between the Corporation and one or more of its directors, officers or stockholders, or between the Corporation and any person (as used herein “person” means other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers or stockholders are directors, officers or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or

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committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even thought the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors of a committee which authorizes the contract or transaction.

IN WITNESS WHEREOF, the undersigned Chief Executive Officer has executed this Amended and Restated Certificate of Incorporation on this May 17, 2005.

Allan Marshall, Chief Executive Officer

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SEGMENTZ, INC. 18302 HIGHWOODS PRESERVE PARKWAY TAMPA, FLORIDA 33647	[PROXY]

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SEGMENTZ, INC.

The undersigned holder of shares of Common Stock of SEGMENTZ, INC., a Delaware corporation (the “Company”), hereby appoints Allan Marshall and Andrew Norstrud, and each of them, with full power of substitution, the proxies and attorneys of the undersigned, to vote as specified hereon at the Annual Meeting of Stockholders (the “Meeting”) of the Company to be held at the American Stock Exchange, 86 Trinity Place, New York, NY 10006, on May 17, 2005 at 10:00 a.m., local time, and at any adjournments or postponements thereof, with all powers (other than the power to revoke the proxy or vote the proxy in a manner not authorized by the executed form of proxy on the reverse side hereof) that the undersigned would have if personally present at the Meeting, to act in the undersigned’s discretion upon any other matter or matters that may properly be brought before the Meeting and to appear and vote all the shares of Common Stock of the Company that the undersigned may be entitled to vote. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Annual Report on Form 10-KSB for the year ended December 31, 2004, and hereby revokes any proxy or proxies heretofore given by the undersigned relating to the Meeting.

This proxy may be revoked at any time prior to the voting thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL

The Board of Directors recommends a vote FOR the following proposals:

1.	To elect the seven nominees listed below to the Board of Directors of the Company.

☐ FOR all nominees (except as marked below)	☐ WITHHOLD AUTHORITY to vote for all nominees

NOMINEES: Allan Marshall, Dennis M. McCaffrey, Mike Welch, Jay N. Taylor, James J. Martell, Calvin R. Whitehead, and Robert Gries.

INSTRUCTIONS: To withhold authority to vote for any nominee, enter the name of such nominee in the space provided below:

(Continued and to be signed on the other side)

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2.	To ratify the Company’s selection of Pender Newkirk & Company as independent auditors for the year ending December 31, 2005.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To approve and ratify an amendment and restatement to our Certificate of Incorporation increasing our authorized shares of Common Stock from 40,000,000 shares to 100,000,000 shares, and eliminating certain other provisions.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	To approve and ratify an amendment to our 2001 Stock Option Plan increasing the number of shares of our Common Stock reserved for issuance thereunder from 600,000 shares to 5,600,000 shares.

☐ FOR ☐ AGAINST ☐ ABSTAIN

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR THE PROPOSALS ABOVE.

Dated:_____________ , 2005

Signature

Signature (if jointly held)

Please date and sign as name appears hereon. When signing as Executor, Administrator, Trustee, Guardian or Attorney, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized corporate officer. If a partnership, please sign in partnership name by authorized person. Joint owners should each sign.

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